                NORTH AMERICAN FUNDS VARIABLE PRODUCT SERIES II
                               2929 Allen Parkway
                              Houston, Texas 77019

                               December 11, 2000
                             as revised May 1, 2001

North American Funds Variable Product Series II (the "Series Company") (known as American General Series Portfolio Company 3 prior to October 1, 2000) is a mutual fund made up of 15 separate Funds (the "Funds").

This prospectus describes three Funds:

- NORTH AMERICAN -- AG HIGH YIELD BOND FUND ("HIGH YIELD BOND")
  This Fund seeks the highest possible total return and income consistent with conservation of capital through investment in a diversified portfolio of high yielding, high risk fixed-income securities.

- NORTH AMERICAN -- AG STRATEGIC BOND FUND ("STRATEGIC BOND")
  This Fund seeks the highest possible total return and income consistent with conservation of capital through investment in a diversified portfolio of income producing securities.

- NORTH AMERICAN -- NEUBERGER BERMAN MIDCAP VALUE FUND ("MIDCAP VALUE")
  This Fund seeks capital growth through investment in equity securities of medium capitalization companies using a value-oriented investment approach.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS IT DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

The SEC maintains an internet website at http://www.sec.gov that contains the Statement of Additional Information ("SAI"), material incorporated by reference, and other information regarding registrants that file electronically with the SEC.

                               TABLE OF CONTENTS

TOPIC                                                          PAGE
-----                                                          ----
WELCOME TO AMERICAN GENERAL                                      3
About the Funds                                                  4
Fund Fact Sheets                                                 5
  North American-AG High Yield Bond Fund                         5
  North American-AG Strategic Bond Fund                          7
  North American-Neuberger Berman MidCap Value Fund              9
MORE ABOUT PORTFOLIO INVESTMENTS                                11
MORE ABOUT RISK                                                 15
ABOUT THE SERIES COMPANY'S MANAGEMENT                           17
ACCOUNT INFORMATION                                             19
FINANCIAL HIGHLIGHTS                                            20

WELCOME TO AMERICAN GENERAL
--------------------------------------------------------------------------------

American General Corporation, with assets of approximately $123 billion and shareholders' equity of $8.1 billion as of September 30, 2000, is the parent company of one of the nation's largest diversified financial services organizations. American General's operating divisions deliver a wide range of retirement services, life insurance, and consumer finance products and services to diverse markets through focused distribution channels. American General, headquartered in Houston, was incorporated as a general business corporation in Texas in 1980 and is the successor to American General Insurance Company, an insurance company incorporated in Texas in 1926.

The address of American General Corporation and its subsidiaries, including The Variable Annuity Life Insurance Company ("VALIC") and American General Investment Management, L.P. ("AGIM"), is 2929 Allen Parkway, Houston, Texas 77019. American General Advisers, the investment adviser, is a division of VALIC.

Unless otherwise specified in this prospectus, the words "we" and "our" mean American General Advisers. The words "you" and "your" mean the participant.

Individuals can't invest in these Funds directly. Instead, they participate through an annuity contract, variable life policy, or employer plan (collectively, the "Contracts" and each a Contract) with VALIC or one of its affiliates, or employee thrift plans maintained by VALIC or American General Corporation. Most often employers set up annuity contracts so they can offer their employees a way to save for retirement or assist them in estate planning. Retirement plans through employers may be entitled to tax benefits that individual retirement plans may not be entitled to. These tax benefits are more fully explained in your contract prospectus.

After you invest in a Fund, you participate in Fund earnings or losses in proportion to the amount of money you invest. Depending on your contract, if you withdraw your money before retirement, you may incur charges and additional tax liabilities. However, to save for retirement, you generally should let your investments and their earnings build. At retirement, you may withdraw all or a portion of your money, leave it in the account until you need it, or start receiving annuity payments. At a certain age you may be required to begin withdrawals.

All inquiries regarding this prospectus and annuity contracts issued by VALIC should be directed, in writing, to VALIC Client Service, A3-01, 2929 Allen Parkway, Houston, Texas 77019, or by calling 1-800-633-8960.

All inquiries regarding annuity contracts issued by American General Annuity Insurance Company should be directed to the Annuity Service Center, 205 E. 10th Avenue, P.O. Box 871, Amarillo, Texas 79105-0871, or call 1-800-424-4990.
American General Annuity Insurance Company is a member of the American General Corporation group of companies.

The Contracts may be sold by banks. An investment in a Fund through a Contract is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

On March 11, 2001, American General Corporation, the parent of The Variable Annuity Life Insurance Company and American General Distributors, Inc. respectively the investment adviser and underwriter to North American Funds Variable Product Series II, entered into an Agreement and Plan of Merger with Prudential plc, an international retail financial services organization with its primary headquarters in London, England. As a result of the transaction, American General Corporation will become a wholly-owned indirect subsidiary of Prudential plc. It is currently anticipated that the transaction, which is subject to approval by American General Corporation and Prudential plc shareholders, regulatory approvals and other conditions, will close by the end of the third quarter of 2001. Prudential plc is not affiliated with The Prudential Insurance Company of America.

On April 3, 2001, American General Corporation received an unsolicited competing offer from American International Group, Inc. which is currently under consideration.

ABOUT THE FUNDS
--------------------------------------------------------------------------------

GROWTH AND INCOME CATEGORIES

The Funds offered in this prospectus fall into four general investment categories: growth, income, stability and lifestyle.

Growth Category

MIDCAP VALUE

The goal of a Fund in the growth category is to increase the value of your investment over the long term by investing mostly in stocks. Stocks are a type of investment that can increase or decrease in value over a period of years. Companies sell stock to get the money they need to grow. These companies often keep some of their profits to reinvest in their business. As they grow, the value of their stock may increase, but if the Company does not do well, the stock value may decrease. Ideally, the value of your investment may increase, but there is no guarantee that the price of stocks will always go up. The price will fluctuate so that the Company's value changes daily.

Income Category

HIGH YIELD BOND AND STRATEGIC BOND

Unlike Funds in the growth category, where the objective is to make the Fund's investments increase in value, Funds in the income category try to keep the value of their investments from falling, while providing an increase in the value of your investment through the income earned on the Fund's investments. To meet this objective, Funds in the income category buy investments that are expected to pay dividends to the Fund on a regular basis.

INVESTMENT OBJECTIVES

The investment objective for each of the Funds in this prospectus is non-fundamental and may be changed by the Series Company's Board of Trustees without investor approval.

NORTH AMERICAN -- AG
HIGH YIELD BOND
FUND
Fact Sheet

--------------------------------------------------------------------------------

INVESTMENT CATEGORY
Income

INVESTMENT ADVISER
American General Advisers

INVESTMENT SUB-ADVISER
AGIM

INVESTMENT OBJECTIVE
Seeks the highest possible total return and income consistent with conservation of capital through investment in a diversified portfolio of high yielding, high risk fixed-income securities.

INVESTMENT STRATEGY
At least 65% of the Fund's total assets are invested in below-investment grade junk bonds. These high yielding, high risk fixed-income securities are rated below Baa3 by Moody's and BBB- by S&P. Up to 15% can be rated below Caa3 by Moody's or CCC- by S&P. The Fund may also invest up to 35% of total assets in below-investment grade foreign fixed-income securities.

To balance this risk, the Fund may invest up to 35% in investment grade securities, those rated Baa3 or higher by Moody's and BBB- or higher by S&P. In addition, the Fund may invest up to 15% in zero coupon securities (securities not paying current cash interest), and up to 20% of total assets in equity securities. Equity securities includes common or preferred stocks, warrants, and convertible securities. The Sub-Adviser is not required to dispose of a bond that is downgraded to below-investment grade. See "More About Portfolio Investments."

INVESTMENT RISKS
Because of the following principal risks, the value of your investment may fluctuate and you could lose money:

Credit Risk: The risk that an issuer of a fixed-income security owned by the Fund may be unable to make interest or principal payments.

Foreign Securities Risks:

  Political Risk: The risk that a change in a foreign government will occur and that the assets of a company in which the Fund has invested will be affected.

  Sovereign Risk: The risk that a foreign government will interfere with currency trading or transferring money out of the country.

  Currency Risk: The risk that a foreign currency will decline in value. The Fund generally will trade, for hedging purposes, in currencies other than the U.S. dollar. An increase in the value of the U.S. dollar relative to a foreign currency will adversely affect the value of the Fund.

  Liquidity Risk: Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors.

  Limited Information Risk: The risk that foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies and that less public information about their operations may exist.

  Developing Country Risk: The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing countries, as these markets are generally more volatile than the markets of developed countries.

  Settlement and Clearance Risk: The risks associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays.

Interest Rate Risk: Interest rate risk refers to the risk that fluctuations in interest rates may affect the value of interest-paying securities in a Fund. When interest rates rise, the value of fixed-income securities will usually fall, and vice versa. Longer term securities are subject to greater interest rate risk.

Manager Risk: There is a risk that the Fund's management strategy may not achieve the desired results and the Fund's performance may lag behind that of similar funds.

Market Risk: Market risk refers to the potential loss of capital resulting from changes in the prices of investments. For example, market risk occurs when expectations of lower corporate profits in general cause the broad market of stocks or bonds to fall in price. When this happens, even though a company is experiencing growth in profits, the price of its stock or bonds could fall.

Prepayment Risk: Prepayment risk refers to the risk that issuers of fixed-income securities will make payments earlier than anticipated. During periods of falling interest rates, the Fund may invest in new securities with lower interest rates, thus reducing the stream of cash payments that flow through the Fund.

Risk of Lower Rated Fixed-income Securities: High yielding, high risk fixed-income securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Because investment in lower rated fixed-income securities involves significantly greater credit risk, market risk and interest rate risk than higher rated fixed-income securities, achievement of the Fund's investment objective is dependent upon the Sub-Adviser's investment analysis. Accordingly, the Fund's investments may be worth less than what the Fund paid for them.

HIGH YIELD BOND
--------------------------------------------------------------------------------

Temporary Defensive Investment Risk: From time to time, the Fund may take temporary defensive positions that are inconsistent with its principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. If the Fund takes such a temporary defensive position, it may not achieve its investment objective.

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented here is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with that of its benchmark. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

This chart illustrates the Fund's annual returns for each full calendar year since inception of the Fund (September 21, 1998). Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been lower than those shown below.

                                  [BAR CHART]

------------
For the year-to-date through September 30, 2000, the Fund's return was 1.73%.

Best quarter:  3.61%, quarter ending December 31, 1999

Worst quarter:  -1.69%, quarter ending September 30, 1999

This table compares the Fund's average annual returns to the returns of the Fund's index, the Salomon Brothers High Yield Market Index, a broad-based securities market index. No sales charges have been applied to the index, and an investor cannot invest directly in it.

------------------------------------------------------------------

                                                     SINCE INCEPTION
AS OF DECEMBER 31, 1999                   ONE YEAR     (9/21/1998)
-----------------------                   --------   ---------------
High Yield Bond                             2.94%         6.69%
Salomon Brothers High Yield Market Index    1.74%         4.21%(1)

------------------------------------------------------------------
(1) Reflects returns from 10/1/98 to 12/31/99; benchmark value is only published at the end of the month.

NORTH AMERICAN -- AG
STRATEGIC BOND
FUND
Fact Sheet

--------------------------------------------------------------------------------

INVESTMENT CATEGORY
Income

INVESTMENT ADVISER
American General Advisers

INVESTMENT SUB-ADVISER
AGIM

INVESTMENT OBJECTIVE
Seeks the highest possible total return and income consistent with conservation of capital through investment in a diversified portfolio of income producing securities.

INVESTMENT STRATEGY
The Fund invests at least 65% of total assets in a broad range of fixed-income securities, including

- investment grade bonds (rated Baa or higher by Moody's and BBB or higher by S&P)

-  U.S. Government and agency obligations

-  mortgage backed securities

- U.S., Canadian, and foreign high risk, high yield bonds (rated C or higher by Moody's and CC or higher by S&P, or comparable unrated securities)

Up to 25% of the Fund's total assets may be invested in foreign emerging market debt, and up to an additional 25% in non-U.S. dollar bonds. The Fund may also invest up to 20% of total assets in equity securities, such as common and preferred stocks, convertible securities, and warrants.

The Fund's transactions are reflected in its portfolio turnover rate, 100%, for the fiscal year ended August 31, 2000. The rate of portfolio turnover is calculated by dividing the lesser of the amount of purchases or sales of portfolio securities during the fiscal year by the average of the value of the portfolio securities. A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, thus increasing the Fund's operating expenses. The Fund's active trading strategy may cause the Fund to have a relatively high amount of short-term capital gains.

INVESTMENT RISKS
Because of the following principal risks, the value of your investment may fluctuate and you could lose money:

Credit Risk: The risk that an issuer of a fixed-income security owned by the Fund may be unable to make interest or principal payments.

Foreign Securities Risks:

  Political Risk: The risk that a change in a foreign government will occur and that the assets of a company in which the Fund has invested will be affected.

  Sovereign Risk: The risk that a foreign government will interfere with currency trading or transferring money out of the country.

  Liquidity Risk: Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors.

  Limited Information Risk: The risk that foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies and that less public information about their operations may exist.

  Developing Country Risk: The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing countries, as these markets are generally more volatile than the markets of developed countries.

  Settlement and Clearance Risk: The risks associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays.

Interest Rate Risk: Interest rate risk refers to the risk that fluctuations in interest rates may affect the value of interest-paying securities in a Fund. When interest rates rise, the value of fixed-income securities will usually fall, and vice versa. Longer term securities are subject to greater interest rate risk.

Manager Risk: There is a risk that the Fund's management strategy may not achieve the desired results and the Fund's performance may lag behind that of similar funds.

Market Risk: Market risk refers to the potential loss of capital resulting from changes in the prices of investments. For example, market risk occurs when expectations of lower corporate profits in general cause the broad market of stocks or bonds to fall in price. When this happens, even though a company is experiencing growth in profits, the price of its stock or bonds could fall.

Prepayment Risk: Prepayment risk refers to the risk that issuers of fixed-income securities will make payments earlier than anticipated. During periods of falling interest rates, the Fund may invest in new securities with lower interest rates, thus reducing the stream of cash payments that flow through the Fund.

STRATEGIC BOND FUND
--------------------------------------------------------------------------------

Temporary Defensive Investment Risk: From time to time, the Fund may take temporary defensive positions that are inconsistent with its principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. If the Fund takes such a temporary defensive position, it may not achieve its investment objective.

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented here is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with that of its benchmark. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

This chart illustrates the Fund's annual returns for each full calendar year since inception of the Fund (September 21, 1998). Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been lower than those shown below.

                                  [BAR CHART]
------------
For the year-to-date through September 30, 2000, the Fund's return was 3.69%.

Best quarter:  2.57%, quarter ending December 31, 1999

Worst quarter:  -1.30%, quarter ending June 30, 1999

This table compares the Fund's average annual returns to the returns of the Fund's index, the Lehman Brothers Aggregate Index, a broad-based securities market index. No sales charges have been applied to the index, and an investor cannot invest directly in it.

------------------------------------------------------------------

AS OF                                          SINCE INCEPTION
DECEMBER 31, 1999                   ONE YEAR     (9/21/1998)
-----------------                   --------   ---------------
Strategic Bond                        3.85%          6.25%
Lehman Brothers Aggregate Index      -0.83%          0.48%

------------------------------------------------------------------

NORTH AMERICAN --
NEUBERGER BERMAN
MIDCAP VALUE FUND
Fact Sheet

--------------------------------------------------------------------------------

INVESTMENT CATEGORY
Growth

INVESTMENT ADVISER
American General Advisers

INVESTMENT SUB-ADVISER
Neuberger Berman Management Inc.

INVESTMENT OBJECTIVE
Seeks capital growth, through investment in equity securities of medium capitalization companies using a value-oriented investment approach.

INVESTMENT STRATEGY
This Fund invests at least 65% of total assets in equity securities of medium capitalization established companies, using a value-oriented investment approach intended to increase capital with reasonable risk. Medium capitalization companies include companies with the characteristics of companies included in the Russell Midcap(R) Index. As of June 30, 2000, the largest company included in the Russell Midcap(R) Index had an approximate market capitalization of $13 billion, while the average market capitalization was approximately $4.2 billion.

We choose securities we believe are undervalued based on strong fundamentals, including a low price-to-earnings ratio, consistent cash flow, and the company's track record through all parts of the market cycle. When selecting securities for this Fund, we also consider other factors, including ownership by a company's management of the company's stock and the dominance of a company in its particular field. Up to 35% of the Fund's total assets may be invested in other equity securities, including common and preferred stocks, convertible securities, and related equities. See "More About Portfolio Investments."

The Fund's transactions are reflected in its portfolio turnover rate, 166%, for the fiscal year ended August 31, 2000. The rate of portfolio turnover is calculated by dividing the lesser of the amount of purchases or sales of portfolio securities during the fiscal year by the average of the value of the portfolio securities. A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, thus increasing the Fund's operating expenses. The Fund's active trading strategy may cause the Fund to have a relatively high amount of short-term capital gains.

INVESTMENT RISKS

Because of the following principal risks, the value of your investment may fluctuate and you could lose money:

Manager Risk: There is a risk that the Fund's management strategy may not achieve the desired results and the Fund's performance may lag behind that of similar funds.

Market Risk: Market risk refers to the potential loss of capital resulting from changes in the prices of investments. For example, market risk occurs when expectations of lower corporate profits in general cause the broad market of stocks or bonds to fall in price. When this happens, even though a company is experiencing growth in profits, the price of its stock or bonds could fall.

Temporary Defensive Investment Risk: From time to time, the Fund may take temporary defensive positions that are inconsistent with its principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. If the Fund takes such a temporary defensive position, it may not achieve its investment objective.

Value Investing Risk: The risk that the portfolio manager's judgments that a particular security is undervalued in relation to the company's fundamental economic value may prove incorrect.

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented here is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with that of its benchmark. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

MIDCAP VALUE FUND
--------------------------------------------------------------------------------

This chart illustrates the Fund's annual returns for each full calendar year since inception of the Fund (September 21, 1998). Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been lower than those shown below.

                                  [BAR CHART]

------------
For the year-to-date through September 30, 2000, the Fund's return was 22.05%.

Best quarter:  16.13%, quarter ending June 30, 1999

Worst quarter:  -11.91%, quarter ending September 30, 1999

This table compares the Fund's average annual returns to the returns of the Fund's index, the Russell MidCap Value Index, a broad-based securities market index. No sales charges have been applied to the index, and an investor cannot invest directly in it.

------------------------------------------------------------------

                                                 SINCE INCEPTION
AS OF DECEMBER 31, 1999               ONE YEAR     (9/21/1998)
-----------------------               --------   ---------------
MidCap Value                           22.22%         34.78%
Russell MidCap Value Index             -0.11%         10.02%

------------------------------------------------------------------

MORE ABOUT PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------

Each Fund's principal investment strategy and risks are shown above. Funds may invest in other investments and may use investment techniques as described below. Please refer to the SAI for more information about investments.

ASSET-BACKED SECURITIES
Asset-backed securities are bonds or notes that are normally supported by a specific property. If the issuer fails to pay the interest or return the principal when the bond matures, then the issuer must give the property to the bondholders or noteholders. Examples of assets supporting asset-backed securities include credit card receivables, retail installment loans, home equity loans, auto loans, and manufactured housing loans. All of the Funds may invest in asset-backed securities.

DEPOSITARY RECEIPTS
ADRs are certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank. ADRs in which a Fund may invest may be sponsored or unsponsored. There may be less information available about foreign issuers of unsponsored ADRs. All of the Funds except for Strategic Bond may purchase ADRs.

EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank. We consider EDRs and GDRs to be foreign securities. High Yield Bond and MidCap Value may invest in EDRs and GDRs.

EQUITY SECURITIES
Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of the issuing company and on market and economic conditions. If you own an equity security, you own a part of the company that issued it. Companies sell equity securities to get the money they need to grow.

Stocks are one type of equity security. Each share of stock represents a part of the ownership of the company. The holder of stock participates in the growth of the company through the stock price and receipt of dividends. All the Funds may invest in equities.

Generally, there are three types of stocks:
1. Common stock -- Common stock usually has voting rights, which allow an investor to vote for the company Board of Directors. Common stock also gives each owner a share in a company's profits through dividend payments or the capital appreciation of the security.
2. Preferred stock -- Each share of preferred stock allows the holder to get a fixed dividend before the common stock shareholders receive any dividends on their shares.
3. Convertible preferred stock -- A stock with a fixed dividend which the holder may exchange for a certain amount of common stock.

Stocks are not the only type of equity security. Other equity securities include but are not limited to convertible securities, depository receipts, warrants, rights and partially paid shares, investment company securities, real estate securities, ADRs, convertible bonds and foreign equity securities, such as GDRs and EDRs.

FIXED-INCOME SECURITIES
Fixed-income securities include a broad array of short-, medium-and long-term obligations, including notes and bonds. Fixed-income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to changes in relative values of currencies. Fixed-income securities generally involve an obligation of the issuer to pay interest on either a current basis or at the maturity of the security and to repay the principal amount of the security at maturity.

Bonds are one type of fixed-income security and are sold by governments on the local, state, and federal levels, and by companies. There are many different kinds of bonds. For example, each bond issue has specific terms. U.S. Government bonds are guaranteed to pay interest and principal by the federal government. Revenue bonds are usually only paid from the revenue of the issuer. An example of that would be an airport revenue bond. Debentures are a very common type of corporate bond (a bond sold by a company). Payment of interest and return of principal is subject to the company's ability to pay. Convertible bonds are corporate bonds that can be exchanged for stock.

The types of bonds that most Funds purchase, for example, include U.S. Government bonds and investment grade corporate bonds. American General Advisers and the Sub-Advisers will not necessarily dispose of a bond if its ratings are downgraded to below investment grade. All of the Funds may invest in investment grade bonds. High Yield Bond, MidCap Value, and Strategic Bond may also invest in below-investment grade bonds.

Investing in a bond is like making a loan for a fixed period of time at a fixed interest rate. During the fixed period, the bond pays interest on a regular basis. At the end of the fixed period, the bond matures and the investor usually gets back the principal amount of the bond. Fixed periods to maturity are categorized as short-term (generally less than 12 months), intermediate (one to 10 years), and long-term (10 years or more). Commercial paper is a specific type of corporate or short-term note. In fact, it's very short-term, being paid in less than 270 days, though most commercial paper matures in 50 days or less.

Bonds are not the only type of fixed-income security. Other fixed-income securities include, for example, U.S. and foreign corporate fixed-income securities, including convertible securities (bonds, debentures, notes and other similar instruments) and corporate commercial paper; mortgage-related and other asset-

--------------------------------------------------------------------------------

backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or "indexed" securities, preferred or preference stock, catastrophe bonds, and loan participations; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; fixed-income securities issued by states or local governments and their agencies, authorities and other instrumentalities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities. Fixed-income securities may be acquired with warrants attached.

FOREIGN CURRENCY
Funds buy foreign currencies when they believe the value of the currency will increase. If it does increase, they sell the currency for a profit. If it decreases they will experience a loss. Generally, International Growth may also buy and sell foreign currencies to settle transactions for foreign securities bought or sold in the Fund. All the Funds may invest in foreign currency.

FOREIGN SECURITIES
Securities of foreign issuers may be denominated in foreign currencies. Generally, all of the Funds may invest in foreign securities.

Securities of foreign issuers include obligations of foreign branches of U.S. banks and of foreign banks, common and preferred stocks, fixed-income securities issued by foreign governments, corporations and supranational organizations, and EDRs and GDRs. See "Depositary Receipts".

There is generally less publicly available information about foreign companies, and they are generally not subject to uniform accounting, auditing, and financial reporting standards, practices, and requirements comparable to those applicable to U.S. companies.

FUTURES AND OPTIONS
Futures and options are considered derivative securities, since the value of the future or option is derived in part from the value and characteristics of another security. A "future" is a contract which involves the sale of a security for future delivery. An "option" gives the buyer the opportunity to buy or sell a security at a set price on or before a date specified in the contract. A call option buyer thinks the stock price may go up in the future, while a put option buyer thinks the stock price may go down. All of the Funds may invest in derivatives.

The Funds use stock and bond futures to invest cash and cash equivalents to:
- Write (sell) exchange traded covered put and call options on securities and stock indices.
- Purchase exchange traded put and call options on securities and stock indices.
- Purchase and sell exchange traded financial futures contracts.
- Write (sell) covered call options and purchase exchange traded put and call options on financial futures contracts.
- Write (sell) covered call options and purchase non-exchange traded call and put options on financial futures contracts.

Futures contracts and options may not always be successful hedges; their prices can be highly volatile. Using them can lower fund total return, and the potential loss from the use of futures can exceed a fund's initial investment in such contracts.

ILLIQUID SECURITIES
An illiquid security is one that may not be frequently traded or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Illiquid securities include, but are not limited to, time deposits and repurchase agreements not maturing within seven days and restricted securities. The funds in this Prospectus may invest up to 15% in illiquid securities. This restriction applies at all times to all assets.

A restricted security is one that has not been registered with the SEC and, therefore, cannot be sold to the general public. Unregistered securities eligible for sale to certain buyers, such as mutual funds, under federal Rule 144A and commercial paper offered pursuant to Section 4(2) of the Securities Act of 1933, as amended, are not deemed by American General Advisers or the Fund's Sub-Adviser to be illiquid solely by reason of being restricted. Instead, American General Advisers or the Sub-Adviser will determine whether such securities are liquid based on trading markets and pursuant to guidelines adopted by the Series Company's Board of Trustees. If American General Advisers or the Sub-Adviser concludes that a security is not liquid, that investment will be included within the Fund's limitation on illiquid securities.

INVESTMENT COMPANIES
All of the Funds may invest in the securities of other open-end or closed-end investment companies subject to the limitations imposed by the 1940 Act. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by an investment company in which it invests.

INVESTMENT FUNDS
Some countries have laws and regulations that currently preclude direct foreign investment in the securities of their companies. However, indirect foreign investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted through investment funds which have been specifically authorized. MidCap Value may invest in investment funds.

LOAN PARTICIPATIONS
A loan participation is an investment in a loan made to a U.S. company that is secured by the company's assets. The assets must be, at all times, worth enough money to cover the balance due on the loan. Major national and regional banks

--------------------------------------------------------------------------------

make loans to companies and then sell the loans to investors. These banks don't guarantee the companies will pay the principal and interest due on the loans. All of the Funds except the MidCap Value may invest in loan participations.

MONEY MARKET SECURITIES
A money market security is high quality when it is rated in one of the two highest credit categories by Moody's or S&P or another nationally recognized rating service or if unrated, deemed high quality by American General Advisers or a Sub-Adviser. All the Funds may invest in money market securities, though it is not a primary strategy for all Funds.

Examples of high quality money market securities include:
- Cash and cash equivalents
- Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities
- Certificates of deposit and other obligations of domestic banks having total assets in excess of $1 billion
- Commercial paper sold by corporations and finance companies
- Corporate debt obligations with remaining maturities of 13 months or less
- Repurchase agreements, money market securities of foreign issuers if payable in U.S. dollars, asset-backed securities, loan participations, and adjustable rate securities.

MORTGAGE-RELATED SECURITIES
Mortgage-related securities include, but are not limited to, mortgage pass-through securities, collateralized mortgage obligations and commercial mortgage-backed securities. All of the Funds may invest in mortgage-related securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property. Payments of interest and principal on these securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities. Mortgage-related securities are subject to interest rate risk and prepayment risk.

Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (i.e., securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. Government (i.e., securities guaranteed by FNMA or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage-related securities created by non-governmental issuers (such as commercial banks, private mortgage insurance companies and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

Collateralized mortgage obligations ("CMOs") are hybrid mortgage-related instruments. CMOs may be collateralized by whole mortgage loans or by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity, coupon, and prepayment preference. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Funds.

Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

REAL ESTATE SECURITIES
Real estate securities are securities issued by companies that invest in real estate or interests therein. REITs are generally publicly traded on the national stock exchanges and in the over-the-counter market and have varying degrees of liquidity.

REPURCHASE AGREEMENTS
A repurchase agreement requires the seller of the security to buy it back at a set price at a certain time. If a Fund enters into a repurchase agreement, it is really making a short-term loan (usually for one day to one week). The risk in a repurchase agreement is the failure of the seller to be able to buy the security back. If the value of the security declines, the Fund may have to sell at a loss. A repurchase agreement of more than 7 days duration is illiquid. A Fund may enter into repurchase agreements only with well-established securities dealers or banks that are members of the Federal Reserve System. All the Funds in this Prospectus may invest in repurchase agreements.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS
A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. If a Fund's positions in reverse repurchase agreements or similar transactions are not covered by liquid assets in a segregated account, such transactions would be subject to the Funds' limitations on borrowings. The Funds will not borrow money, except as provided in each Fund's investment

--------------------------------------------------------------------------------

restrictions. Reverse repurchase agreements may be entered into by all Funds.

High Yield Bond, MidCap Value, and Strategic Bond may enter into dollar rolls. In a dollar roll transaction, a Fund sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date.

STRUCTURED SECURITIES
The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, result in the loss of a Fund's investment. High Yield Bond and Strategic Bond may enter into structured securities.

SWAP AGREEMENTS
Swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. MidCap Value and Strategic Bond may enter into swap agreements.

U.S. GOVERNMENT SECURITIES
All the Funds may invest in U.S. Government securities. U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Funds' shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, the Tennessee Valley Authority and the Small Business Authority are supported only by the credit of the instrumentality. U.S. Government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater market risk than interest-paying securities of similar maturities. Custodial receipts issued in connection with so-called trademark zero coupon securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, and are, therefore, not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero coupon Treasury securities (STRIPs and CUBEs) are direct obligations of the U.S. Government.

VARIABLE AMOUNT MASTER DEMAND NOTES
Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between their issuers and holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula. High Yield Bond, MidCap Value and Strategic Bond may invest in the variable amount master demand notes.

VARIABLE RATE DEMAND NOTES
Variable rate demand notes ("VRDNs") are either taxable or tax-exempt obligations containing a floating or variable interest rate adjustment formula, together with an unconditional right to demand payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days. All the Funds may invest in VRDNs.

WARRANTS AND RIGHTS
Warrants and rights are instruments which entitle the holder to buy underlying equity securities at a specific price for a specific period of time. A warrant tends to be more volatile than its underlying securities and ceases to have value if it is not exercised prior to its expiration date. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying securities. All of the Funds may invest in warrants and rights.

WHEN-ISSUED SECURITIES
When-issued securities are those investments that have been announced by the issuer and will soon be on the market. The Funds negotiate the price with a broker before it goes on the market. If the security ends up selling on the market at a lower price than negotiated, the Funds may have a loss. If it sells at a higher price, the Funds may have a profit. All of the Funds except MidCap Value may invest in when-issued securities.

MORE ABOUT RISK
--------------------------------------------------------------------------------

There are several basic types of investment risk. Generally, stocks are considered to be subject to market risk, while fixed-income securities, such as U.S. Government bonds and money market securities are subject to interest rate risk. Other fixed-income securities, such as corporate bonds, involve both interest rate and credit (financial) risk. Lastly, risks associated with foreign securities can involve political, currency and limited information risks. Several types of investment risks are discussed below.

Credit (Financial) Risk: Credit risk refers to the risk that the issuer of a fixed-income security may default or be unable to pay interest or principal due on a fixed-income security.

To help the Funds' Investment Adviser or Sub-Advisers decide which U.S. corporate and foreign fixed-income securities to buy, they rely on Moody's and S&P (two nationally recognized bond rating services), and on American General Advisers' and/or a Sub-Adviser's own research. This research lowers the risk of buying a fixed-income security of a company that may not pay the interest and principal on the fixed-income security.

Certain of the Funds in this prospectus may buy fixed-income securities that are rated as investment grade. There are four different levels of investment grade, from AAA to BBB. All fixed-income securities with these ratings are considered to have adequate ability to pay interest and principal.

All of the Funds in this prospectus may buy fixed-income securities issued by the U.S. Government. The U.S. Government guarantees it will always pay principal and interest.

Derivatives Risk: Derivatives risk refers to the risk that loss may result from a Fund's investments in options, futures, swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to a Fund.

Foreign Securities Risk: Certain Funds may invest in foreign securities including EDRs and GDRs and securities of companies domiciled in emerging market countries. A foreign security is a security issued by an entity domiciled or incorporated outside of the U.S.

    Among the principal risks of owning foreign securities:

    Political risk -- the chance of a change in government and the assets of the company being taken away.

    Currency risk -- a change in the value of the foreign currency compared to the dollar. If the foreign currency declines in value, your investment valued in U.S. dollars will decline even if the value of the foreign stock or bond is unchanged.

    Limited information -- foreign companies generally are not regulated to the degree U.S. companies are and may not report all of the information we are used to getting. To minimize taxes they may not report some income or they may report higher expenses.

    Sovereign Risk -- the risk that a foreign government will interfere with currency trading or transferring money out of the country.

    Liquidity Risk -- foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors.

    Developing Country Risk -- the risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing countries, as these markets are generally more volatile than the markets of developed countries.

Interest Rate Risk: Interest rate risk refers to the risk that fluctuations in interest rates may affect the value of interest paying securities in a Fund. When interest rates rise, the value of fixed-income securities will usually fall, and vice versa. Longer term securities are subject to greater interest rate risk.

If a Fund sells a bond before it matures, it may lose money, even if the bond is guaranteed by the U.S. Government. Say, for example, a Fund bought an intermediate government bond last year that was paying interest at a fixed rate of 6%. Now, intermediate government bonds are paying interest at a rate of 7%. If the Fund wants to sell the bond paying 6%, it will have to sell it at a discount (and realize a loss) to attract buyers because new bonds pay 7% interest.

Lower Rated Fixed-Income Securities Risk: Certain of the Funds also may purchase fixed-income securities that are rated below investment grade. Fixed-income securities rated below BBB- by S&P or Baa3 by Moody's are considered to be below investment grade. Fixed-income securities with a below investment grade rating present a comparatively greater risk of default in the timely payment of interest and principal than fixed-income securities rated as investment grade.

The lower rated but higher yielding fixed-income securities purchased by the Funds may be issued in connection with corporate restructurings, such as leveraged buyouts, mergers, acquisitions, debt recapitalizations, or similar events. In addition, high yield fixed-income securities are often issued by smaller, less creditworthy companies or by companies with substantial debt. The securities ratings by Moody's and S&P are based largely on the issuer's historical financial condition and the rating agency's investment analysis at the time of the rating. As a result, the rating assigned to a security does not necessarily reflect the issuer's current financial condition, which may be better or worse than the rating indicates. Credit ratings are only one factor American General Advisers or a Sub-Adviser relies on in evaluating lower-rated fixed-income securities. The analysis by American General Advisers or the Sub-Adviser of a lower rated security may also include consideration of the issuer's experience and managerial strength, changing financial condition, borrowing

--------------------------------------------------------------------------------

requirements or debt maturity schedules, regulatory concerns, and responsiveness to changes in business conditions and interest rates. American General Advisers or the Sub-Adviser also may consider relative values based on anticipated cash flow, interest or dividend coverage, balance sheet analysis, and earnings prospects.

An economic downturn or increase in interest rates is likely to have a greater negative effect on the ability of the issuers of lower rated fixed-income securities to pay principal and interest, meet projected business goals, and obtain additional financing. These circumstances also may result in a higher incidence of defaults compared to higher rated securities. As a result, adverse changes in economic conditions and increases in interest rates may adversely affect the market for lower rated fixed-income securities, the value of such securities in a Fund's portfolio, and, therefore, the Fund's net asset value. As a result, investment in a Fund in lower rated fixed-income securities is more speculative than investment in a fund that invests primarily in higher rated fixed-income securities.

Although certain Funds intend generally to purchase lower rated securities that have secondary markets, these markets may be less liquid and less active than markets for higher rated securities. These factors may limit the ability of a Fund to sell lower rated securities at their expected value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower rated fixed-income securities, especially in a thinly traded market. If market quotations are not readily available for the Fund's lower rated or non-rated securities, these securities will be valued by a method American General Advisers or the Sub-Adviser believes accurately reflects fair value. Judgment plays a greater role in valuing lower rated fixed-income securities than it does in valuing securities for which more extensive quotations and last sale information are available.

Manager Risk: Manager risk refers to the risk that the Fund's management strategy may not achieve the desired results and the Fund's performance may lag behind that of similar funds.

Market Risk: Market risk refers to the potential loss of capital resulting from changes in the prices of investments. For example, market risk occurs when expectations of lower corporate profits in general cause the broad market of stocks or bonds to fall in price. When this happens, even though a company is experiencing growth in profits, the price of its stock or bonds could fall.

Prepayment Risk: Prepayment risk refers to the risk that issuers of fixed-income securities will make payments earlier than anticipated. During periods of falling interest rates, the Fund may invest in new securities with lower interest rates, thus reducing the stream of cash payments that flow through the Fund.

Settlement and Clearance Risk: the risks associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays.

Temporary Defensive Investment Risk: From time to time, a Fund may take temporary defensive positions that are inconsistent with its principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. If a Fund takes such a temporary defensive position, it may not achieve its investment objective.

Value Investing Risk: Value investing risk refers to the risk that the portfolio manager's judgments that a particular security is undervalued in relation to the company's fundamental economic value may prove incorrect.

ABOUT THE SERIES COMPANY'S MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER
American General Advisers is a division of VALIC, a stock life insurance company, which has been in the investment advisory business since 1960, and is the investment adviser for all the Funds. American General Advisers is a registered investment adviser with the SEC and had over $48.8 billion in assets under management as of June 30, 2000. Several of the principal officers, directors and portfolio managers of American General Advisers hold similar positions with AGIM.

As Investment Adviser, American General Advisers oversees the Fund's day to day operations, supervises the purchase and sale of Fund investments, and performs the cash management function. American General Advisers employs Investment Sub-Advisers who make investment decisions for the Funds, including High Yield Bond, MidCap Value and Strategic Bond.

HOW AMERICAN GENERAL ADVISERS IS PAID FOR ITS SERVICES
Each Fund pays American General Advisers a fee based on its average daily net asset value. A Fund's net asset value is the total value of the Fund's assets minus any money it owes for operating expenses, such as the fee paid to its Custodian to safeguard the Fund's investments. From time to time American General Advisers, the Sub-Advisers and/or the Distributor may voluntarily undertake to reduce a Fund's expenses by reducing the fees payable to them or bearing certain expenses.

                 ADVISORY FEE PAID TO AMERICAN GENERAL ADVISERS
FUND NAME        (AS A % OF AVERAGE DAILY NET ASSETS)
---------        ----------------------------------------------
High Yield Bond  0.70% on the first $200 million
                 0.60% on the next $300 million
                 0.55% on assets over $500 million
Strategic Bond   0.60% on the first $200 million
                 0.50% on the next $300 million
                 0.45% on assets over $500 million
MidCap Value     0.75% on the first $100 million
                 0.725% on the next $150 million
                 0.70% on the next $250 million
                 0.675% on the next $250 million
                 0.65% on assets over $750 million

INVESTMENT SUB-ADVISERS
American General Advisers works with investment Sub-Advisers through an agreement each entered into with American General Advisers. Sub-Advisers are financial service companies that specialize in certain types of investing. However, American General Advisers still retains ultimate responsibility for managing the Funds. The Sub-Adviser's role is to make investment decisions for the Funds according to each Fund's investment objectives and restrictions.

According to the agreements we have with the Sub-Advisers, we will receive investment advice for each sub-advised Fund. Under these agreements we give the Sub-Advisers the authority to buy and sell securities for these Funds. We retain the responsibility for the overall management of these Funds. The Sub-Advisers may buy and sell securities for each Fund with broker-dealers and other financial intermediaries that they select. The Sub-Advisers may place orders to buy and sell securities of these Funds with a broker-dealer affiliated with the Sub-Adviser as allowed by law. This could include any affiliated futures commission merchants.

The 1940 Act permits Sub-Advisers, under certain conditions, to place an order to buy or sell securities with an affiliated broker. One of these conditions is that the commission received by the affiliated broker cannot be greater than the usual and customary brokers commission if the sale was completed on a securities exchange. The Series Company has adopted procedures, as required by the 1940 Act, which provide that any commissions received by a Sub-Adviser's affiliated broker may be considered reasonable and fair if compared to the commission received by other brokers for the same type of securities transaction.

The Securities Exchange Act of 1934 prohibits members of national securities exchanges from effecting exchange transactions for accounts that they or their affiliates manage, except as allowed under rules adopted by the SEC. The Series Company and the Sub-Advisers have entered into written contracts, as required by the 1940 Act, to allow the Sub-Adviser's affiliate to effect these type of transactions for commissions. The 1940 Act generally prohibits a Sub-Adviser or a Sub-Adviser's affiliate, acting as principal, from engaging in securities transactions with a Fund, without an exemptive order from the SEC.

American General Advisers and the Sub-Advisers may enter into simultaneous purchase and sale transactions for the Funds or affiliates of the Funds.

In selecting Sub-Advisers, the Trustees of the Series Company carefully evaluated: (i) the nature and quality of the services expected to be rendered to the Fund(s) by the Sub-Adviser; (ii) the distinct investment objective and policies of the Fund(s); (iii) the history, reputation, qualification and background of the Sub-Advisers' personnel and its financial condition; (iv) its performance track record; and (v) other factors deemed relevant. The Trustees also reviewed the fees to be paid by American General Advisers to each Sub-Adviser. The Sub-Advisory fees are not paid by the Funds.

The Series Company relies upon an exemptive order from the SEC which permits American General Advisers, subject to certain conditions, to select new sub-advisers or replace existing sub-advisers without first obtaining shareholder approval for the change. The Board of Trustees, including a majority of the "independent" Trustees, must approve each new sub-advisory agreement. This allows American General Advisers to act more quickly to change sub-advisers when it determines that a change is beneficial to shareholders by avoiding the delay of calling and

--------------------------------------------------------------------------------

holding shareholder meetings to approve each change. In accordance with the exemptive order, the Series Company will provide investors with information about each new sub-adviser and its sub-advisory agreement within 90 days of the hiring of a new sub-adviser. American General Advisers is responsible for selecting, monitoring, evaluating and allocating assets to the Sub-advisers and oversees the Sub-advisers' compliance with the relevant Fund's investment objective, policies and restrictions.

The Sub-Advisers are:

AGIM
2929 Allen Parkway, Houston, Texas 77015

AGIM is the Sub-Adviser for High Yield Bond and Strategic Bond. AGIM was formed in 1998 as a successor to the investment management division of American General Corporation, and is an indirect wholly-owned subsidiary of American General Corporation. AGIM also provides investment management and advisory services to pension and profit sharing plans, financial institutions and other investors. AGIM had approximately $73.6 billion in assets under management as of August 31, 2000. Investment decisions for several Funds are made by teams as noted below. Each team meets regularly to review portfolio holdings and discuss purchase and sale activity.

Investment decisions for Strategic Bond are made by a team, headed by Steven Guterman. Mr. Guterman, Executive Vice President, joined the Sub-Adviser in June 1998. Previously, Mr. Guterman was with Salomon Brothers, Inc. from 1983 to May 1998, where he served as Managing Director from 1996 to May 1998 and with Salomon Brothers Asset Management, Inc., where he was a Senior Portfolio Manager and head of the U.S. Fixed Income Portfolio Group from 1990 to May 1998.

Investment decisions for High Yield Bond are made by a team, headed by Gordon Massie. Mr. Massie, Senior Vice President, joined the Sub-Adviser in April 1998. Previously, Mr. Massie was Director of High Yield Research at American General Corporation from August 1985 to April 1998.

NEUBERGER BERMAN MANAGEMENT, INC. ("NB MANAGEMENT")
605 Third Avenue, Second Floor, New York,
New York 10158-0180

NB Management is the Sub-Adviser for MidCap Value. NB Management and its predecessor firms have specialized in the management of no-load mutual funds since 1950. As of September 30, 2000, NB Management and its affiliates managed approximately $56.5 billion in aggregate net assets.

Robert I. Gendelman serves as manager of MidCap Value. Mr. Gendelman is Vice President of the Sub-Adviser and is a managing director of Neuberger Berman, LLC. Mr. Gendelman has been associated with the Sub-Adviser since 1994.

ACCOUNT INFORMATION
--------------------------------------------------------------------------------

SERIES COMPANY SHARES
The Series Company is an open-end mutual fund and may offer shares of the Funds for sale at any time. However, the Series Company offers shares of the Funds only to registered and unregistered separate accounts of VALIC, and its affiliates, or employee thrift plans maintained by VALIC or American General Corporation.

BUYING AND SELLING SHARES
As a participant, you do not directly buy shares of the Funds that make up the Series Company. Instead, you buy units in either a registered or unregistered separate account of VALIC or of its affiliates. When you buy these units, you specify which Funds you want the separate account to invest your money in. The separate account, in turn, buys the shares of the Funds according to your instructions. Share certificates are not available. See your contract prospectus for more information on the separate account associated with your contract. When the separate accounts buy, sell, or transfer shares of the Funds, they do not pay any charges related to these transactions.

None of the Funds currently foresees any disadvantages to participants arising out of the fact that it may offer its shares to separate accounts of various insurance companies to serve as the investment medium for their variable annuity and variable life insurance contracts. Nevertheless, the Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more Funds and shares of another Fund may be substituted. This might force a Fund to sell portfolio securities at disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of any Fund to any separate account or may suspend or terminate the offering of shares of any Fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Fund.

For more information on how to participate, see your contract prospectus.

After you invest in a Fund, you participate in Fund earnings or losses, in proportion to the amount of money you invest. Depending on your contract, if you withdraw your money before retirement, you may incur charges and additional tax liabilities. However, to save for retirement, you generally should let your investments and their earnings build. At retirement, you may withdraw all or a portion of your money, leave it in the account until you need it, or start receiving annuity payments. At a certain age you may be required to begin withdrawals.

HOW SHARES ARE VALUED
The price of the shares for each Fund is based on net asset value ("NAV"). NAV is computed by adding the value of a Fund's holdings plus other assets, subtracting liabilities, and then dividing the result by the number of shares outstanding.

Portfolio securities and other assets are valued based on market price quotations. If market quotations are not readily available, securities are valued by a method that reflects fair value. These are reviewed by the Fund's Board of Trustees. Some Funds hold securities that are primarily listed on foreign exchanges. Foreign exchanges may trade at times or on days when the New York Stock Exchange ("NYSE") is closed, such as on weekends or other days. This will affect the value of the Fund's shares; thus, the value of the Fund's shares may change on days when the separate accounts will not be able to buy or sell your shares.

Money Market and any securities maturing within 60 days are valued according to the "amortized cost" method, which is intended to stabilize the NAV at $1 per share.

The NAV is calculated as of the close of each business day, which coincides with the closing of the regular session of the NYSE (normally 4 p.m. Eastern Time). Each Fund is open for business each day the NYSE is open. Please note that there are some federal holidays, however, such as Columbus Day and Veterans' Day, when the NYSE is open and the Funds are open but purchases cannot be made due to the closure of the banking system.

DIVIDENDS AND CAPITAL GAINS
Each Fund pays dividends from its net investment income. Net investment income consists of interest income, net short-term capital gains, if any, and dividends declared and paid on investments, less expenses. Dividends are declared quarterly for all Funds. Distributions of net short-term capital gains (treated as dividends for tax purposes) and net long-term capital gains, if any, are normally paid once a year; however, the Funds do not anticipate making any such distributions unless available capital loss carryovers have been used or have expired. Dividends and any distributions are automatically reinvested in the same Fund.

TAX CONSEQUENCES
As the owner of a Contract or a participant under your employer's Contract, you will not be directly affected by the federal income tax consequences of distributions, sales or redemptions of Fund shares. You should consult the prospectus for your Contract for further information concerning the federal income tax consequences to you of investing in the Funds. See your contract prospectus for further tax information. You may also wish to consult your tax advisor before investing.

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

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose reports, along with the Fund's financial statements, are included in the Annual Report, which is available upon request and which is incorporated into this document by this reference. Per share data assumes that you held each share from the beginning to the end of each fiscal year. Total return assumes that you bought additional shares with dividends paid by the Fund. Total returns are not annualized.

                                                                 HIGH YIELD             STRATEGIC               MIDCAP
                                                                  BOND FUND             BOND FUND             VALUE FUND
                                                              -----------------     -----------------     ------------------
                                                                 FISCAL YEAR           FISCAL YEAR           FISCAL YEAR
                                                              ENDED AUGUST 31,      ENDED AUGUST 31,       ENDED AUGUST 31,
                                                              -----------------     -----------------     ------------------
                                                               2000       1999       2000       1999       2000        1999
                                                              ------     ------     ------     ------     -------     ------
NET ASSET VALUE
Net asset value, beginning of period........................  $ 9.69     $10.00     $ 9.86     $10.00     $ 13.82     $10.00
                                                              --------------------------------------------------------------
Investment Operations
  Net investment income.....................................    0.96       0.87       0.81       0.69        0.05       0.08
  Net realized & unrealized gain............................   (0.41)     (0.31)     (0.01)     (0.16)       3.13       4.11
                                                              --------------------------------------------------------------
  Total from investment operations..........................    0.55       0.56       0.80       0.53        3.18       4.19
                                                              --------------------------------------------------------------
Distributions to Shareholders From:
  Net investment income.....................................   (0.96)     (0.87)     (0.84)     (0.65)      (0.05)     (0.08)
  Net realized gains........................................      --         --         --      (0.02)      (3.41)     (0.29)
                                                              --------------------------------------------------------------
  Total distributions to shareholders.......................   (0.96)     (0.87)     (0.84)     (0.67)      (3.46)     (0.37)
                                                              --------------------------------------------------------------
Net Asset Value, end of period..............................  $ 9.28     $ 9.69     $ 9.82     $ 9.86     $ 13.54     $13.82
                                                              --------------------------------------------------------------
TOTAL RETURN................................................    6.01%      5.50%      8.43%      5.33%      29.31%     42.38%
                                                              --------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
  Expenses to average net assets............................    0.99%      0.98%      0.89%      0.88%       1.05%      1.03%
  Net investment income to average net assets...............   10.21%      8.51%      8.27%      6.76%       0.41%      0.73%
  Portfolio turnover rate...................................      90%        74%       100%       143%        166%       197%
  Net assets at end of year (000's).........................  $5,830     $5,397     $5,870     $5,296     $17,411     $9,039

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INTERESTED IN LEARNING MORE?
--------------------------------------------------------------------------------

For investors who want more information about the Funds, the following documents are available free upon request:

Annual/Semi-Annual Reports: Additional information about each Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders.

Statement of Additional Information ("SAI"): The SAI provides more detailed information about the Funds and is incorporated into this prospectus by reference.

You can get free copies of reports and SAIs, request other information and discuss your questions about the Funds by contacting your financial professional, or the Funds at:

Telephone: 1-800-448-2542

Web-Site Address: http://www.valic.com

You can review the Funds' reports and SAI at the public Reference Room of the SEC.

You can get text only copies:

    - For a fee, by writing to or calling the Public Reference Room of the Commission, Washington, D.C. 20549-6009, Telephone: 1-800-SEC-0330.

    - Free from the Commission's Internet website at http://www.sec.gov.

Investment Company Act File No. 811-08789 (NAFVPS II)

Printed Matter
Printed in U.S.A.
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